8. INCOME TAXES (Tables)	12 Months Ended
Mar. 31, 2016
Income Taxes Tables
Schedule of deferred tax assets
	YEAR ENDED MARCH 31,
	2016	2015

Deferred tax assets:
Capitalized research and development	$3,442,000	$3,442,000
Net operating loss carryforwards	20,126,000	17,927,000
Total deferred tax assets	23,568,000	21,369,000

Total deferred tax liabilities	–	–

Net deferred tax assets	23,568,000	21,369,000
Valuation allowance for deferred tax assets	(23,568,000)	(21,369,000)

Net deferred tax assets	$–	$–

Provision for income taxes

	2016	2015

Income taxes (benefit) at federal statutory rate of 34%	$(1,686,000)	$(2,373,000)
State income tax, net of federal benefit	(298,000)	(418,000)
Tax effect on non-deductible expenses and credits	69,000	1,524,000
Change in valuation allowance[1]	1,915,000	1,267,000
	$–	$–

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(1) Pursuant to Internal Revenue Code Sections 382, use of our tax net operating loss carryforwards may be limited.